SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)          July 12, 2000
                                                  ----------------------------


                            RELM Wireless Corporation
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             (Exact name of registrant as specified in its charter)



                                     Nevada
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                 (State or other jurisdiction of incorporation)



        000-07336                                          04-2225121
--------------------------                     ---------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


                 7100 Technology Drive, West Melbourne, FL 32904
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code        (321) 984-1414
                                                     ------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

On July 12, 2000, RELM Wireless Corporation issued a press release announcing the appointment of David P. Storey as its President and Chief Executive Officer, and the resignation of Richard K. Laird.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits


      Exhibit
      Number                                  Description
      -------                                 -----------
       99.1          Press Release dated July 12, 2000.




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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  RELM WIRELESS CORPORATION



                                  By: /s/ William P. Kelly
                                      ------------------------------------------
                                      William P. Kelly, Vice President - Finance
Dated:  July 12, 2000                     and Chief Financial Officer

                                  Exhibit Index



Exhibit No.


      Exhibit
      Number                                        Description
      -------                                       -----------
       99.1          Press Release dated July 12, 2000.